United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 25, 2017

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2017, William P. Foley, II, a Director and Vice Chairman of the Board of Directors (the “Board”) of Fidelity National Information Services, Inc. (the “Corporation”) and Richard N. Massey, a Director of the Corporation, each notified the Corporation of his intention to retire from the Board when his respective term expires at the Corporation’s upcoming 2017 Annual Meeting of the Shareholders. Mr. Foley’s and Mr. Massey’s decisions not to stand for re-election were based on the time commitment necessary to pursue other business interests and were not the result of any disagreements with the Board or the Corporation on matters related to the Corporation’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 25, 2017, the Board amended and restated our Bylaws (the “Amended and Restated Bylaws”) to make changes to the procedures by which shareholders may nominate directors by implementation of a proxy access bylaw. Section 2.12 of the Amended and Restated Bylaws permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials up to the greater of two directors and 20% of the number of directors then serving on our Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in Section 2.12.

The Amended and Restated Bylaws also include conforming changes to certain pre-existing provisions of the Amended and Restated Bylaws arising from the addition of the proxy access right described above, as well as certain other minor clarifying and clean-up changes.

This description of the changes in the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit	Description
3.1	Fourth Amended and Restated Bylaws of Fidelity National Information Services, Inc., as adopted on January 25, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: January 27, 2017	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Executive Vice President and
Chief Legal Officer

Exhibit Index

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Fidelity National Information Services, Inc., as adopted on January 25, 2017.